Exhibit 3.54.2

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF AMENDMENT

Read the Instructions L015i

1.	ENTITY NAME – give the exact name of the LLC as currently shown in A.C.C. records:

MTH REALTY LLC

2.	A.C.C. FILE NUMBER:	L19337848
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

CHECK THE BOX NEXT TO EACH CHANGE BEING MADE AND COMPLETE THE REQUESTED INFORMATION FOR THAT CHANGE.

3.	☐	ENTITY NAME CHANGE – type or print the exact NEW name of the LLC in the space below:

4.	☐

MEMBERS CHANGE (CHANGE IN MEMBERS) – see Instructions L015i – Use one block per person -

To REMOVE a member - list the name only of the member being removed and check “Remove member.”

To ADD a member - list the name and address of the member being added and check “Add member.”

To CHANGE ADDRESS only - list the name and NEW address and check “Address change.”

To CHANGE NAME of existing member - list the current name, then the NEW name, and check “Name change.”

If more space is needed, complete and attach the Amendment Attachment for Member form L044.

Name currently shown in ACC records			Name currently shown in ACC records
NEW Name			NEW Name
Address 1			Address 1
Address 2 (optional)			Address 2 (optional)
City	State or Province	Zip	City	State or Province	Zip

Country			Country
☐ Address change ☐ Add member			☐ Address change ☐ Add member
☐ Name change ☐ Remove member			☐ Name change ☐ Remove member

Name currently shown in ACC records			Name currently shown in ACC records
NEW Name			NEW Name
Address 1			Address 1
Address 2 (optional)			Address 2 (optional)
City	State or	Zip	City	State or Province	Zip
Province
Country			Country
☐ Address change ☐ Add member			☐ Address change ☐ Add member
☐ Name change ☐ Remove member			☐ Name change ☐ Remove member

L015.002 Rev: 4/2017	Arizona Corporation Commission - Corporations Division Page 1 of 3

5.	☑	MANAGERS CHANGE (CHANGE IN MANAGERS) – Use one block per person -
To REMOVE a manager - list the name only of the manager being removed and check “Remove manager.”
To ADD a manager - list the name and address of the manager being added and check “Add manager.”
To CHANGE ADDRESS only - list the name and NEW address and check “Address change.”
To CHANGE NAME of existing manager - list the current name, then the NEW name, and check “Name change.”
If more space is needed, complete and attach the Amendment Attachment for Managers form L043.

JANINE LONG
Name currently shown in ACC records				Name currently shown in ACC records DON HATCHER
NEW Name 8800 E RAINTREE DR STE 300				NEW Name 8800 E RAINTREE DR STE 300
Address 1				Address 1
Address 2 (optional) SCOTTSDALE		AZ	85260	Address 2 (optional) SCOTTSDALE		AZ	85260
City	UNITED STATES	State or Province	Zip	City	UNITED STATES	State or Province	Zip

Country				Country
☐ Address change ☐ Add manager				☐ Address change ☑ Add manager
☐ Name change ☑ Remove manager				☐ Name change ☐ Remove manager

6.	☐	MANAGEMENT STRUCTURE CHANGE – see Instructions L015i – check only one box below and follow instructions. All persons will be listed on the appropriate Attachment form.
		☐	CHANGING TO MANAGER-MANAGED LLC – complete and attach the Manager Structure Attachment form L040. The filing will be rejected if it is submitted without the attachment.
		☐	CHANGING TO MEMBER-MANAGED LLC – complete and attach the Member Structure Attachment form L041. The filing will be rejected if it is submitted without the attachment.

7.	☐	STATUTORY AGENT CHANGE – NEW AGENT APPOINTED – see Instructions L015i:
		7.1 REQUIRED – give the name (can be an individual or an entity) and physical or street address (not a P.O. Box) in Arizona of the NEW statutory agent:			7.2 OPTIONAL – mailing address in Arizona of NEW Statutory Agent (can be a P.O. Box):

Statutory Agent Name (required)
Attention (optional)				Attention (optional)
Address 1				Address 1
Address 2 (optional)				Address 2 (optional)
City		State	ZIP	City	State	ZIP
7.3 REQUIRED – the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Amendment.

8.	☐	STATUTORY AGENT ADDRESS CHANGE – ADDRESS OF CURRENT STATUTORY AGENT – complete 8.1 and/or 8.2:
		8.1 NEW physical or street address (not a P. O. Box) in Arizona of the existing statutory agent:			8.2 NEW mailing address in Arizona of the existing statutory agent (can be a P.O. Box):

Attention (optional)				Attention (optional)
Address 1				Address 1
Address 2 (optional)				Address 2 (optional)
City		State	ZIP	City	State	ZIP

L015.002 Rev: 4/2017	Arizona Corporation Commission - Corporations Division Page 2 of 3

9.	☐	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS CHANGE:

9.1		Is the NEW Arizona known place of business address the same as the street address of the statutory agent?

		☐ Yes –	go to number 10 and continue

		☐ No –	go to number 9.2 and continue

9.2		If you answered “No” to number 9.1, give the NEW physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)

Address 1

Address 2 (optional)
City Country	State or Province	Zip

10.	☐	DURATION CHANGE – check one to indicate the NEW duration or life period of the LLC:
☐ Perpetual
☐ The LLC’s life period will end on this date: (enter a date – mm/dd/yy)
☐ The LLC’s life period will end upon the occurrence of this event:
(describe an event)

11.	☐	ENTITY TYPE CHANGE – if changing entity type, check one and follow instructions:
☐ Changing to a PROFESSIONAL LLC – number 12 must also be completed.
☐ Changing to a NON-PROFESSIONAL LLC (professional LLC becoming a regular LLC).

12.	☐	PROFESSIONAL SERVICES CHANGE – describe the NEW type of professional services the professional LLC will render:

13.	☐	OTHER AMENDMENT – if an amendment was made that was not addressed by the check boxes on this form, then you must attach to these Articles of Amendment a complete copy of the LLC’s written amendment.

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑I ACCEPT
/s/ DARIN ROWE	DARIN ROWE	3/31/17
Signature	Printed Name	Date (mm/dd/yy)

REQUIRED – check only one and fill in the corresponding blank if signing for an entity:

☒	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☐	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
MERITAGE PASEO CROSSING LLC

Filing Fee: $25.00 (regular processing) Expedited processing – add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail: Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona Fax: 85007 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

L015.002 Rev: 4/2017	Arizona Corporation Commission - Corporations Division Page 3 of 3